Certain information has been omitted from this exhibit in places marked "[***]" because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

OMB Approval 2700-0042

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF 3 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
One (01)	Block 16 b		

6. ISSUED BY CODE

National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
Room 3214, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612

7. ADMINISTERED BY *(If other than Item 6)* CODE N/A

MID RCB-A

8. NAME AND ADDRESS OF CONTRACTOR *(No. Street, county, State and ZIP: Code)*

BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD SUITE 200
DURHAM, NC 27703

CODE FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NO. 75N93020C00055

10B. DATED *(SEE ITEM 13)* September 1, 2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER Specify type of modification and authority)
FAR 52.217-7, Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: Revise Option 1 to subdivide into Options 1(a)-1(f) with the same cost and fee. Revise completion dates and periods of performance. Incorporate revised Statement of Work to reflect programmatic progress and gateway decisions

The completion date of the contract is unchanged to June 30, 2021.
Contract exercised amount is unchanged at $6,326,480
Contract cost ceiling is unchanged at $43,907,603

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*
Jon P. Stonehouse, CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
John Outen, Contracting Officer
Office of Acquisitions, DEA, NIAID, NIH, DHHS

15B. CONTRACTOR/OFFEROR
[signature]
(Signature of person authorized to sign)

15C. DATE SIGNED 10/14/2020

16B. UNITED STATES OF AMERICA
BY John E. Outen -S
(Signature of Contracting Officer)
Digitally signed by John E. Outen -S Date: 2020.10.14 10:55:32 -04'00'

16C. DATE SIGNED

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

30-105
Computer Generated

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

<u>Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST – OPTION</u>

ARTICLE B.2. ESTIMATED COST – OPTION 1 is revised and the table is revised to incorporate changes below:

Prism Line		Estimated Cost ($)	Fixed Fee ($)	Estimated Cost Plus Fixed Fee ($)
Line 1	BASE Period	$[***]	$[***]	$6,326,480
Line 2	Option 1(a)	$[***]	$[***]	$[***]
Line 3	Option 2	$[***]	$[***]	$[***]
Line 4	Option 3	$[***]	$[***]	$[***]
Line 5	Option 4	$[***]	$[***]	$[***]
Line 6	Option 1(b)	$[***]	$[***]	$[***]
Line 7	Option 1(c)	$[***]	$[***]	$[***]
Line 8	Option 1(d)	$[***]	$[***]	$[***]
Line 9	Option 1(e)	$[***]	$[***]	$[***]
Line 10	Option 1(f)	$[***]	$[***]	$[***]
	Total Base Period and all Options	$[***]	$[***]	$43,907,603

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated October 2, 2020, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

ARTICLE F.1. COMPLETION DATE – Option 1 completion period is removed in its entirety. schedule and table are revised to incorporate changes as in the table below:

Period	Completion Period
BASE	**June 30, 2021**
Option 2	[***]
Option 3	[***]
Option 4	[***]
Option 1 (a)	[***]
Option 1 (b)	[***]
Option 1 (c)	[***]

Option 1 (d)	[***]
Option 1 (e)	[***]
Option 1 (f)	[***]

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
SECTION J - LIST OF ATTACHMENTS

The following documents as revised is attached and incorporated in this contract:

1. Statement of Work

Statement of Work dated October 2, 2020, 5 pages.

END OF MODIFICATION 1 OF 75N93020C00055